UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported): August 12, 2005

BARNWELL INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-5103	72-0496921
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1100 Alakea Street, Suite 2900, Honolulu, Hawaii	96813
(Address of Principal Executive Offices)	(Zip Code)

(808) 531-8400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.          Results of Operations and Financial Condition.

On August 12, 2005, Barnwell Industries, Inc. announced results for its third quarter ended June 30, 2005.  This announcement was made via a press release entitled “Barnwell Industries, Inc. Reports Results for the Quarter and Nine Months Ended June 30, 2005 and Declares Cash Dividend.”

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit 99.1	Press release, dated August 12, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARNWELL INDUSTRIES, INC.
(Registrant)

/s/ Russell M. Gifford
Russell M. Gifford
Executive Vice President and
Chief Financial Officer

Date: August 12, 2005